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                                                                  EXHIBIT 10.39

                           NORTH ARLINGTON ASSOCIATES
                             375 Route 1 & 9 South
                         Jersey City, New Jersey 07306

                                                 February 22, 1996

RIO-SPORTSWEAR, INC.
1385 Broadway, Suite 305
New York, New York 10018

CALVIN KLEIN JEANSWEAR COMPANY
1385 Broadway, Suite 305
New York, New York 10018

        Re:  Net Lease as of April 28, 1995, as amended by
             Letter Agreement dated May, 1995 (the "Lease") between North Arlington Associates, as lessor ("Lessor") and Rio Sportswear, Inc., as initial lessee ("Lessee")

Gentlemen:

        Reference is hereby made to the Lease. Capitalized terms used herein and not separately defined in this letter agreement ("Second Amendment") shall have the respective meanings set forth in the Lease. This Second Amendment shall, and is intended to, confirm our agreement as follows with regard to the Lease notwithstanding anything to the contrary contained therein:

        1. The Blowout Date referred to in Section 20 I is hereby extended until March 15, 1997.

        2. For all purposes under the Lease, the Lessee is hereby deemed to be CALVIN KLEIN JEANSWEAR COMPANY a Delaware Corporation ("CKJ") as if CKJ initially signed the Lease. CKJ shall have all of the rights and liabilities of the Lessee under the Lease, as modified by this Second Amendment. CKJ hereby represents and warrants to Lessor that the execution and delivery of this Second Amendment has been approved and ratified by all necessary corporate action.

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RIO-SPORTSWEAR, INC.
CALVIN KLEIN JEANSWEAR COMPANY
February 22, 1996
Page 2

        Except as expressly modified above, the Lease shall be and continue to be unmodified and in full force and effect. If the foregoing accurately sets forth our agreement, please sign this letter in the space provided for below.

                                                Very truly yours,

                                                NORTH ARLINGTON ASSOCIATES



                                                By: /s/ MYRON FELDMAN
                                                    ----------------------
                                                    Name:  MYRON FELDMAN
                                                    Title: PARTNER


ACCEPTED AND AGREED TO:

RIO-SPORTSWEAR, INC.


By: /s/
    --------------------------
    Name:
    Title:


CALVIN KLEIN JEANSWEAR COMPANY


By: /s/
    --------------------------
    Name:
    Title: